UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2011

Optimized Transportation Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20022 Creek Farm San Antonio, Texas 78259
(Address of principal executive offices)

Registrant’s telephone number, including area code:  210-262-8490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 17, 2011, Kevin P. Brennan resigned his position as Chief Executive Officer, Chief Financial Officer and Board Member of the Company.  On September 15, 2011, Larry M. Berry terminated his Consulting Agreement with the Company.  On September 17, 2011, Larry M. Berry appointed Carey G. Birmingham as the new Chief Executive Officer, Chief Financial Officer and Board Member of the Company.

On September 19, 2011, Larry M. Berry resigned his position as President and Board member of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2011

OPTIMIZED TRANSPORTATION MANAGEMENT, INC.

By: /s/ Carey G. Birmingham
Carey G. Birmingham
Chief Executive Officer